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                                  EXHIBIT 10.6

                            STOCK PURCHASE AGREEMENT


DATE:          October 6, 1998

BETWEEN:       C. RICHARD KEARNS
               JOHN C. MONEYMAKER                                ("PURCHASERS")

AND:           COUNTRY MAID FINANCIAL, INC.,
               a Nevada corporation                               ("SELLER")


1.0     RECITALS

        1.1 SELLER desires to sell, and PURCHASERS desire to purchase, all of the issued and outstanding shares ("TARGET SHARES") of the common stock of COUNTRY MAID FARMS, INC., a Nevada corporation, owned by the SELLER, for the consideration and on the terms set forth in this AGREEMENT.

        1.2 In consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

2.0      DEFINITIONS

        2.1 "AGREEMENT" means this Stock Purchase Agreement and all attached Exhibits and Schedules, the terms of which are incorporated by reference herein.

        2.2 "CLOSING" or "CLOSING DATE" means the date and time as of which the sale shall occur on October 6, 1998, or such later date as the Parties may mutually agree upon.

        2.3 "CM FARMS" means COUNTRY MAID FARMS, INC. a Nevada corporation with its principal place of business located at 2500 South Main Street, Lebanon, Oregon 97355.

        2.4 "COUNTRY MAID FINANCIAL, INC." means COUNTRY MAID FINANCIAL, INC., a Washington corporation with its principle place of business located at 2500 Main Street, Lebanon, Oregon 97355.

        2.5 "EFFECTIVE DATE" means October 6, 1998.

        2.6 "HAZARDOUS MATERIALS" means any waste or other substance that is listed, defined, designated, or classified as, or otherwise determined to be, hazardous, radioactive, or toxic or a pollutant or a contaminant under or pursuant to any environmental law, including any mixture or solution thereof, and specifically including petroleum and all derivatives thereof or synthetic substitutes therefor and asbestos or asbestos-containing materials.

        2.7 "PERSON" means any natural person, corporation, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.


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3.0     SALE AND TRANSFER OF SHARES

        3.1 Subject to the terms and conditions of this AGREEMENT, SELLER shall sell to PURCHASERS all of SELLER'S right, title and interest in the 329,680 shares of CM FARMS COMMON STOCK ("TARGET SHARES") currently owned by SELLER. In exchange, PURCHASERS shall indemnify SELLER from any outstanding liabilities of CM FARMS, Inc., excluding any liability for violations of environmental law, in particular relating to the lawsuit by the State of South Dakota as stated in Schedule A.


4.0      REPRESENTATIONS AND WARRANTIES OF SELLER

        4.1 SELLER represent and warrant to PURCHASERS as follows that the statements contained in this Section 4.0 are correct and complete as of the date of this Agreement and will be correct and complete as of the CLOSING DATE except as set forth in the disclosure schedule accompanying this Agreement as Schedule A and initialed by the Parties (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 4.0.

        4.2 The authorized capital stock of CM FARMS consists of: (i) 190,000,000 shares of CM FARMS COMMON STOCK, of which, on the date of this Agreement 329,680 shares are issued and owned by SELLER, and (ii) 10,000,000 shares of CM FARMS PREFERRED STOCK, of which, on the date of this Agreement, no shares have been issued.

        4.3 The execution and delivery to PURCHASERS by SELLER of this AGREEMENT, constitutes the legal, valid, and binding obligation of SELLER, enforceable against SELLER in accordance with its respective terms. SELLER has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this AGREEMENT and any SELLER's closing documents, if required, and to perform its obligations under this AGREEMENT and the SELLER's closing documents.

        4.4 To the best of SELLER's knowledge, information and belief, neither the execution and delivery of this AGREEMENT nor the compliance with and fulfillment of the terms and provisions of this AGREEMENT:

               (a) will result in the breach of any term or provision of, or constitute a default under or conflict with the Articles of Incorporation or Bylaws of Country Maid Foods, Inc.;

               (b) is prohibited by or requires any notification, consent, authorization, or any judgment, order, writ, injunction, or decree which is binding upon Country Maid Foods, Inc., except for such approvals or other action or inaction as may be required under the securities or corporate laws of the various states or other jurisdictions.

        4.5 SELLER is not required to give any notice to or obtain any consent from any PERSON, other than the approval of its shareholders, in connection with the execution and delivery of this AGREEMENT or the consummation or performance of any of its terms and provisions.

        4.6 SELLER is and will on the CLOSING DATE be the record and beneficial owners and holders of the TARGET SHARES. All of the outstanding equity securities of CM FARMS have been duly authorized and validly issued and are fully paid and nonassessable.

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        4.7 No representation or warranty of SELLER in this AGREEMENT omits to state a material fact necessary to make the statements herein, in light of the circumstances in which they were made, not misleading. There is no fact known to SELLER that has specific application to SELLER, other than general economic or industry conditions, and that materially adversely affects the value or ownership of the TARGET SHARES that has not been previously disclosed to PURCHASERS or set forth in this AGREEMENT as disclosed on Schedule A.

        4.8 SELLER and its agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this AGREEMENT.

5.0     REPRESENTATIONS AND WARRANTIES OF PURCHASERS

        5.1 This AGREEMENT constitutes the legal, valid, and binding obligation of PURCHASERS, enforceable against PURCHASERS in accordance with its terms. PURCHASERS have the full power and authority to execute and deliver this AGREEMENT and to perform their obligations hereunder unless otherwise stated in this AGREEMENT.

        5.3 Neither the execution nor the delivery of this AGREEMENT, nor the compliance with and fulfillment of its terms and provisions:

               (a) is prohibited by or requires any notification, consent, authorization, or any judgment, order, writ, injunction, or decree which is binding upon PURCHASERS, except for such approvals or other action or inaction as may be required under the securities or other applicable laws of the various states or other jurisdictions.

        5.4 PURCHASERS and their agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this AGREEMENT.

        5.5 There is no pending legal proceeding that has been commenced by or against PURCHASERS or that otherwise relates to or may materially affect the business of, or any of the assets owned or used by PURCHASERS, or that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the terms and provisions of this AGREEMENT. To the knowledge of PURCHASERS no such proceeding has been threatened, and no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such proceeding.

6.0     COVENANTS

        6.1 The Parties agree as follows with respect to the period from and after the execution of this AGREEMENT:

               6.1.1 SELLER will hold a shareholders' meeting within 120 days of the CLOSING DATE pursuant to the requirements of Nevada Revised Statutes to obtain shareholders approval of this AGREEMENT. Unless otherwise agreed to by the Parties in the event that approval cannot be obtained from the shareholders, this AGREEMENT shall be rescinded and SELLER shall have no further obligations to PURCHASERS and PURCHASERS shall have no further obligations to SELLER.

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               6.1.2 Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this AGREEMENT.

        6.2 From and after the date of this AGREEMENT to and including the CLOSING DATE, SELLER will cause CM FARMS to:

               6.2.1 Give any notices to third parties and obtain any third party consents that PURCHASERS may request in connection with this AGREEMENT.

               6.2.2 Grant PURCHASERS, its agents, employees, accountants and attorneys, full access to, and the opportunity to examine and make copies of, all such books, records, documents, instruments and papers of and pertaining to CM FARMS as PURCHASERS may request.

               6.2.3 Without the express written consent of PURCHASERS, not engage in any transaction other than as contemplated by or described in this AGREEMENT, except in the ordinary course of business; and

               6.2.4 Maintain all governmental and nongovernmental permits, licenses consents, approvals and waivers necessary for its continued existence.

        6.3 From and after the date of this Agreement to and including the CLOSING DATE, SELLER will cause CM FARMS to not do the following acts without the express written consent of PURCHASERS:

               6.3.1 Issue any shares of its common stock of any class (whether out of stock now authorized but unissued, stock held in its treasury, or stock hereafter created or authorized), or become committed to do so;

               6.3.2 Split-up, combine, or reclassify any of its outstanding stock, or become committed to do so;

               6.3.3 Grant or issue any options, warrants or rights to acquire, or any security convertible into or exchangeable for or which in any manner confers on the holder thereof the right to acquire, any shares of any class its capital stock, or become committed to do so;

               6.3.4 Purchase, redeem, or otherwise acquire for a consideration any shares of its capital stock of any class, or become committed to do so; or

               6.3.5 Declare or pay any dividend on, or make any other distribution or payment with respect to, any share or shares of its capital stock of any class, or become committed to do so.

        6.4 Without the express written consent of PURCHASERS, except in the ordinary course of business, from and after the date of this Agreement to and including the CLOSING DATE, SELLER will cause CM FARMS to not:

               6.4.1 Create, incur or otherwise become directly or indirectly liable (whether as endorser, guarantor, surety or otherwise) for any indebtedness, or become committed to do so.

               6.4.2 Make any investment (whether by acquisition or stock, capital contribution, or




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        otherwise) in, or loan or advance to, any PERSON whatsoever, or become committed to do so.

               6.4.3 Grant any salary or other compensation to any PERSON or become committed to do so; or

               6.4.4 Enter into any employment agreement with any PERSON whatsoever.

        6.5 From and after the date of this AGREEMENT to and including the CLOSING DATE, PURCHASERS will use its best efforts to preserve intact the current business organization of PURCHASERS, keep available the services of the current officers, employees, and agents of PURCHASERS, and maintain the relations and good will with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with PURCHASERS.

        6.6 From and after the date of this AGREEMENT to and including the CLOSING DATE, SELLER will cause CM FARMS to otherwise report to PURCHASERS concerning any material change in the status of the business, operations, and finances of CM FARMS. SELLER will promptly notify PURCHASERS in writing if (i) SELLER become aware of any fact or condition that causes or constitutes a breach of any of SELLER's representations and warranties as of the date of this AGREEMENT, or (ii) if SELLER become aware of the occurrence after the date of this AGREEMENT of any fact or condition that would, except as expressly contemplated by this AGREEMENT, cause or constitute a breach of any such representation or warranty had the representation or warranty been made as of the time of occurrence or discovery of the fact or condition.

        6.7 Prior to the closing, SELLER will not directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any PERSON relating to any transaction involving the sale of the business or assets of CM FARMS (other than in the ordinary course of business).

7.0     CONDITIONS PRECEDENT TO PURCHASERS' OBLIGATION TO CLOSE

        The obligation of PURCHASERS to effectuate the stock purchase contemplated by this AGREEMENT shall be subject to performance and compliance by SELLER of each and all of the covenants and agreements of SELLER contained in this AGREEMENT and to the satisfaction of each and all of the following conditions precedent:

        7.1 The representations and warranties contained in this AGREEMENT shall be true and correct on and as of the CLOSING DATE, with the same force and effect as if made on and as of the CLOSING DATE.

        7.2 SELLER shall have performed and complied with all of their covenants stated in this AGREEMENT in all material respects through the CLOSING DATE.

        7.3 There shall not be any judgment, order, decree, stipulation, injunction, or charge in effect preventing consummation of any of the transactions contemplated by this AGREEMENT.

8.0     TERMINATION

        8.1 This AGREEMENT may, by written notice given prior to or at the CLOSING, be terminated as follows:

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               (a) by either PURCHASERS or SELLER if a material breach of any provision of this AGREEMENT has been committed by the other party and such breach has not been waived;

               (b) by mutual written consent of PURCHASERS and SELLER; or

               (c) by either PURCHASERS or SELLER if the CLOSING has not occurred (other than through the failure of any party seeking to terminate this AGREEMENT to comply fully with its obligations under this AGREEMENT) on October 6, 1998, or such later date as the Parties may mutually agree upon.

        8.2 Each Party's right of termination is in addition to any other rights it may have under this AGREEMENT or otherwise, and the exercise of a right of termination will not be an election of remedies; provided, however, that if this AGREEMENT is terminated by a party because of a breach of the AGREEMENT by the other party or because one or more of the conditions to the terminating party's obligations under this AGREEMENT is not satisfied as a result of the other party's failure to comply with its obligations under this AGREEMENT, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

9.0      INDEMNIFICATION

        9.1 All representations, warranties, covenants, and obligations in this AGREEMENT, and any other certificate or document delivered pursuant to this AGREEMENT will survive the CLOSING. The right to indemnification, payment of damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this AGREEMENT or the CLOSING DATE, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of damages, or other remedy based on such representations, warranties, covenants, and obligations.

        9.2 SELLER and PURCHASERS mutually agree to indemnify and hold each other harmless along with their respective representatives, stockholders, controlling persons, and affiliates (collectively, the "Indemnified Persons") for, and will pay to the Indemnified Persons the amount of, any loss, liability, claim, damage (including incidental and consequential damages), expense (including costs of investigation and defense and reasonable attorneys' fees) or diminution of value, whether or not involving a third-party claim, arising, directly or indirectly, from or in connection with any breach of any representation, warrant, covenant or obligation made by the other Party in this AGREEMENT.

10.0    GENERAL PROVISIONS

        10.1 SELLER will bear the expenses incurred in connection with the preparation, execution, and performance of this AGREEMENT and its terms and conditions, including all fees and expenses of agents, representatives, counsel, and accountants.

        10.2 The Parties agree to furnish upon request to each other such further information, and to execute and deliver to each other such other documents, and to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this AGREEMENT and the documents referred to in this AGREEMENT.

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        10.3 The rights and remedies of the parties to this AGREEMENT are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this AGREEMENT or the documents referred to in this AGREEMENT will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this AGREEMENT or the documents referred to in this AGREEMENT can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this AGREEMENT or the documents referred to in this AGREEMENT.

        10.4 This AGREEMENT supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to and incorporated in this AGREEMENT) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This AGREEMENT may not be amended except by a written agreement executed by the party to be charged with the amendment.

        10.5 Neither party may assign any of its rights under this AGREEMENT without the prior consent of the other parties. This AGREEMENT will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this AGREEMENT will be construed to give any PERSON other than the parties to this AGREEMENT any legal or equitable right, remedy, or claim under or with respect to this AGREEMENT or any provision of this AGREEMENT. This AGREEMENT and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this AGREEMENT and their successors and assigns.

        10.6 If any provision of this AGREEMENT is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this AGREEMENT will remain in full force and effect. Any provision of this AGREEMENT held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

        10.7 The headings in this AGREEMENT are provided for convenience only and will not affect its construction or interpretation.

        10.8 With regard to all dates and time periods set forth or referred to in this AGREEMENT, time is of the essence.

        10.9 This AGREEMENT will be governed by the laws of the State of Oregon without regard to conflicts of laws principles. Exclusive venue for any dispute in connection with this AGREEMENT shall be in the Circuit Court, Linn County, Oregon.

10.10 This AGREEMENT may be signed in as many counterparts is as necessary and all signatures so executed shall constitute one AGREEMENT, binding on all Parties as if each was a signatory on the original.

11.0    NOTICES

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        11.1 Any party may give any notice, request, demand, claim, instruction, or other document under this section using any other means but no such notice, request, demand, claim, instruction, or other document shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended at the address stated below. Any party may change its address for any purpose by giving notice of the change of address to the other party in the manner provided in this section.


If to SELLER:                               With a copy to:

        COUNTRY MAID FINANCIAL, INC.        Jones Law Group, PLLC
        P.O. Box 942                        2300 130th Avenue N.E., Suite A-103
        Lebanon, OR   97355                 Bellevue, WA  98005


        If to PURCHASERS:

        C. Richard Kearns                   John C. Moneymaker
        2500 Main Street                    1930 E. Meadowmere
        Lebanon, OR 97355                   Springfield, MI 65807

12.0    SIGNATURES

        12.1 IN WITNESS WHEREOF, the parties have executed and delivered this AGREEMENT as of the date first written above.

SELLER:

COUNTRY MAID FINANCIAL, INC.
a Washington corporation

------------------------------                            ----------------------
By:  Ellis Stutzman, President                            Date

PURCHASERS:

------------------------------                            ----------------------
C. Richard Kearns                                         Date


------------------------------                            ----------------------
John C. Moneymaker                                        Date



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                                                                      SCHEDULE A


                               DISCLOSURE SCHEDULE
                        (pursuant to Section 4.0 et seq.)


1. There is currently only one lawsuit outstanding that may affect the assets of the Country Maid Farms, Inc. entitled State of South Dakota Department of environment and Natural Resources v. Country Maid Financial, Inc., a Missouri corporation, regarding allegations of environmental violations, a copy of the complaint is available upon request by the PURCHASERS.


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